The Bhirud Funds Inc.
                          THE APEX MID CAP GROWTH  FUND
                      Soundview Plaza, 1266 E. Main Street
                           Stamford, Connecticut 06902
                       For Prospectus Call: (877) 289-2739
                 For Shareholder Services Call:  (877) 593-8637

 Prospectus supplement dated April 22, 2004 to the Prospectus Dated November 30,
                                      2003

At a meeting held on March 31, 2004, the board of directors and the Investment Advisor to the Apex Mid Cap Growth Fund decided to make the Fund No Load after the close of April 22, 2004.

Because of this, the following changes are necessary in the prospectus.

1) The following information replaces disclosure found in the Paragraph on Page 2 under "Risk / Return Bar Chart".

     Average Annual Total Returns - For the periods ended December 31, 2002

                                   1 Year    5 Years   10 Years
  Return Before Taxes              -42.40    -29.26    -17.14

  Return After Taxes on            -42.40    -32.13    -19.35
  Distributions (*)

  Return After Taxes on            -25.82    -17.96    -9.86
  Distributions and Sale of Fund
  Shares (*)

  S&P 500 (reflects no deduction   -23.37 %  -1.94 %   +7.28%
  for fees, expenses, or taxes)

  S&P 400 (reflects no deduction   -15.45 %   +5.21%   +10.35%
  for fees, expenses, or taxes)

(*) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After tax returns on distributions and the sale of Fund shares assume a complete sale of fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

2) The following information is deleted from the Paragraph on Page 3 under "Fees and Expenses".

Maximum Sales Charge (Load) imposed on purchases (as percentage of offering price) 5.75%*

3) The following information replaces disclosure found in the Paragraph on Page 3 under "Fee Table".

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other equity funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year    3 Year    5 Year    10 Year

     $965      $3,042    $5,332    $12,137

______________________

** The advisor has voluntarily waived the management fee for the most recent fiscal year.
*** The administrator has voluntarily waived the administration fee for the most recent fiscal year.

4) The following information replaces disclosure found in the Paragraph on Page 8 under "Purchase of Shares".

Purchase of Shares
Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organization. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly.

The minimum initial investment for all accounts in the Fund is $1,000. The minimum amount for subsequent investments is $100.

Each shareholder, except certain shareholders who invest through accounts at Participating Organizations ("Participant Investors"), will receive from the Fund a personalized quarterly statement listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

The price paid for shares of the Portfolio is the next determined net asset value of the shares.

5) The following information replaces disclosure found in the Paragraph on Page 11 under "Reduction or Elimination of Sales Load".

Reinvestment of Dividends and Distributions. Reinvestment will be made at net asset value on the day on which the dividend or distribution is payable.

Investors may be charged a fee by their advisor or financial planner if they effect transaction in Fund shares through a broker or agent.



April 22, 2004


_____________________
Suresh L. Bhirud, President